SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2006

KRAFT FOODS INC.
(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

See the discussion set forth under Item 5.02 below, which discussion is incorporated into this Item 1.01 by reference.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On June 26, 2006, Kraft Foods Inc. (“Kraft”) and Mr. Roger K. Deromedi, Chief Executive Officer of Kraft, announced that Mr. Deromedi had mutually agreed with the Board of Directors of Kraft (the “Board”) to leave Kraft to pursue other interests.

(c)(1) On June 26, 2006, Kraft announced the appointment of Irene B. Rosenfeld as Chief Executive Officer and a director of Kraft, effective immediately.

(2)  Ms. Rosenfeld, age 53, served as Chairman and Chief Executive Officer of Frito-Lay, Inc., a division of PepsiCo, Inc. (“PepsiCo”), from September 2004 until June 2006. Prior to joining PepsiCo, Ms. Rosenfeld worked for more than 20 years at Kraft.

(3)  Ms. Rosenfeld’s annual base salary is $1,300,000 for 2006. In February 2007, she will receive a guaranteed bonus of $1,950,000 under the Annual Incentive Plan and an award of $3,250,000 under the Long Term Incentive Plan. Ms. Rosenfeld is also eligible to receive annual restricted stock awards subject to a three-year vesting period. In January 2007, she will receive an award in a range between $3,120,000 and $8,850,000.

Ms. Rosenfeld was awarded 387,230 restricted shares of Kraft Foods Class A Common Stock on June 27, 2006 as a sign-on bonus in recognition of equity awards that she forfeited upon leaving her previous position. This restricted stock award vests as follows:  161,346 shares on July 1, 2009 and 225,884 shares on July 1, 2011. Under certain conditions the vesting would be accelerated. In particular, vesting would be accelerated should Ms. Rosenfeld not be appointed Chairman and Chief Executive Officer prior to January 1, 2008, or if a person other than Ms. Rosenfeld is appointed to replace the current Chairman.

Ms. Rosenfeld’s pension benefits will be calculated as if she had been employed continuously by the Company since 1981.

(d)  As stated above, on June 26, 2006 the Board announced the appointment of Ms. Rosenfeld as Chief Executive Officer and a director of Kraft, effective immediately.

On June 26, 2006, Kraft issued a press release announcing Mr. Deromedi’s departure and Ms. Rosenfeld’s appointment. A copy of the press release, which is dated June 26, 2006, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated June 26, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

/s/ MARC S. FIRESTONE
	Name:	Marc S. Firestone
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

Date: June 29, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 26, 2006